SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 14 1996
                                                   -------------



                      Amwest Insurance Group, Inc.
                (Exact name of Registrant as specified in its charter)



         Delaware                1-9580                 95-2672141
(State or other jurisdiction   (Commission         (IRS Employer
 of incorporation)              File number)       Identification No.)



6320 Canoga Avenue, Suite 300, Woodland Hills, California    91367
             (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   (818)704-1111





                 This document contains a total of 4 pages. The
                         exhibit index begins on Page 3.







                                Page 1 of 4 Pages

                  ITEM 5.  Other Events.

                  On March 14, 1996, the Registrant announced the completion of the merger of Condor Services, Inc. into Amwest, following approval of the terms of the transaction by the stockholders of each of the two companies.

                  A copy of the press release dated March 14, 1996, announcing the above is attached hereto as Exhibit 99-1.

                  ITEM 7.  Financial Statements and Exhibits

                  The following is furnished as an Exhibit to this report:

                  99-1  Press Release of Registrant dated March 14, 1996.





                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           AMWEST INSURANCE GROUP, INC.



         Dated: March 19, 1996          By:/s/ STEVEN R. KAY
                                           -----------------
                                           Steven R. Kay
                                           Senior Vice President
                                           Chief Financial Officer













                                  Page 2 of 4 Pages

                                INDEX OF EXHIBITS


Exhibit                                                 Sequentially
Number                   Description                 Numbered Page (*)

99-1           Press Release of Registrant dated             4
                           March 19, 1996.


































                  (*) This information appears only in the manually signed original of this Current Report on Form 8-K.





                            Page 3 of 4 Pages